                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


I. Reconciliation of Collection Account:
    End of Period Collection Account Balance as of Prior Payment Date:                                                    497,490.90
    Available Funds:
      Contract Payments due and received in this period                                                                 3,020,058.71
      Contract Payments due in prior period(s) and received in this period                                                271,310.09
      Contract Payments received in this period for next period                                                           108,269.66
      Sales, Use and Property Tax payments received                                                                       221,836.08
      Prepayment Amounts related to early termination in this period                                                       28,481.26
      Servicer Advance                                                                                                    238,871.75
      Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
      Transfer from Reserve Account                                                                                         8,103.47
      Interest earned on Collection Account                                                                                 9,828.11
      Interest earned on Affiliated Account                                                                                 2,594.66
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
        contract < Predecessor contract)                                                                                        0.00
      Amounts paid under insurance policies                                                                                     0.00
      Maintenance, Late Charges and any other amounts                                                                           0.00

                                                                                                                       -------------
    Total Available Funds                                                                                               4,406,844.69
    Less: Amounts to be Retained in Collection Account                                                                    434,601.17
                                                                                                                       -------------
    Amount to be Distributed                                                                                            3,972,243.52
                                                                                                                       =============


    Distribution of Funds:
      1. To Trustee -  Fees                                                                                                     0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       271,310.09
      3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
          a) Class A1 Principal and Interest                                                                                    0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        2,801,456.09
          a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                                   182,832.00
          b) Class B Principal and Interest                                                                                68,551.08
          c) Class C Principal and  Interest                                                                               77,849.18
          d) Class D Principal and Interest                                                                                79,535.84
          e) Class E Principal and Interest                                                                                82,892.65

      4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
      5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   20,193.36
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 112,192.94
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                         8,103.47
      6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       234,258.85
      7. To Servicer, Servicing Fee and other Servicing Compensations                                                      33,067.97
                                                                                                                       -------------
    Total Funds Distributed                                                                                             3,972,243.52
                                                                                                                       =============

                                                                                                                       -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            434,601.17
                                                                                                                       =============

II. Reserve Account

Beginning Balance                                                                                                      $2,182,541.24
         - Add Investment Earnings                                                                                          8,103.47
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         8,103.47
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,182,541.24
                                                                                                                       =============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001



III. Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                  Pool A                           65,573,543.80
                  Pool B                           11,584,689.36
                                                   -------------
                                                                   77,158,233.16

Class A Overdue Interest, if any                            0.00
Class A Monthly Interest - Pool A                     311,432.77
Class A Monthly Interest - Pool B                      55,019.93

Class A Overdue Principal, if any                           0.00
Class A Monthly Principal - Pool A                  1,962,026.75
Class A Monthly Principal - Pool B                    655,808.64
                                                   -------------
                                                                    2,617,835.39
Ending Principal Balance of the Class A Notes
                  Pool A                           63,611,517.05
                  Pool B                           10,928,880.72
                                                   -------------   -------------
                                                                   74,540,397.77
                                                                   =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $190,972,000    Original Face $190,972,000       Balance Factor
      $ 1.918882                    $ 13.707954                   39.032108%
--------------------------------------------------------------------------------

IV. Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
    Class A1                                                0.00
    Class A2                                       39,068,233.16
    Class A3                                       38,090,000.00
                                                  ---------------
                                                                   77,158,233.16
Class A Monthly Interest
    Class A1 (Actual Number Days/360)                       0.00
    Class A2                                          183,620.70
    Class A3                                          182,832.00

Class A Monthly Principal
    Class A1                                                0.00
    Class A2                                        2,617,835.39
    Class A3                                                0.00
                                                  ---------------
                                                                    2,617,835.39
Ending Principal Balance of the Class A Notes
    Class A1                                                0.00
    Class A2                                       36,450,397.77
    Class A3                                       38,090,000.00
                                                  ---------------
                                                                   -------------
                                                                   74,540,397.77
                                                                   =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


V. Class B Note Principal Balance

  Beginning Principal Balance of the Class B Notes
                       Pool A                        1,498,768.93
                       Pool B                          264,773.56
                                                     -------------
                                                                    1,763,542.49

  Class B Overdue Interest, if any                           0.00
  Class B Monthly Interest - Pool A                      7,406.42
  Class B Monthly Interest - Pool B                      1,308.42
  Class B Overdue Principal, if any                          0.00
  Class B Monthly Principal - Pool A                    44,846.33
  Class B Monthly Principal - Pool B                    14,989.91
                                                     -------------
                                                                       59,836.24
  Ending Principal Balance of the Class B Notes
                       Pool A                        1,453,922.60
                       Pool B                          249,783.65
                                                     -------------
                                                                    ------------
                                                                    1,703,706.25
                                                                    ============

  -----------------------------------------------------------------------------
  Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
  Original Face $4,365,000   Original Face $4,365,000          Balance Factor
         $ 1.996527                 $ 13.708188                  39.031071%
  -----------------------------------------------------------------------------

VI. Class C Note Principal Balance
  Beginning Principal Balance of the Class C Notes
                       Pool A                       1,686,359.06
                       Pool B                         297,956.21
                                                    -------------
                                                                   1,984,315.27

  Class C Overdue Interest, if any                          0.00
  Class C Monthly Interest - Pool A                     8,951.76
  Class C Monthly Interest - Pool B                     1,581.65
  Class C Overdue Principal, if any                         0.00
  Class C Monthly Principal - Pool A                   50,452.12
  Class C Monthly Principal - Pool B                   16,863.65
                                                    -------------
                                                                      67,315.77
  Ending Principal Balance of the Class C Notes
                       Pool A                       1,635,906.94
                       Pool B                         281,092.56
                                                    -------------
                                                                   -------------
                                                                   1,916,999.50
                                                                   =============

  -----------------------------------------------------------------------------
  Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
  Original Face $4,910,955   Original Face $4,910,955          Balance Factor
         $ 2.144880                 $ 13.707267                  39.035167%
  -----------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class D Notes
                       Pool A                        1,686,359.06
                       Pool B                          297,956.21
                                                    --------------
                                                                    1,984,315.27

  Class D Overdue Interest, if any                           0.00
  Class D Monthly Interest - Pool A                     10,385.16
  Class D Monthly Interest - Pool B                      1,834.91
  Class D Overdue Principal, if any                          0.00
  Class D Monthly Principal - Pool A                    50,452.12
  Class D Monthly Principal - Pool B                    16,863.65
                                                    --------------
                                                                       67,315.77
  Ending Principal Balance of the Class D Notes
                       Pool A                        1,635,906.94
                       Pool B                          281,092.56
                                                    --------------
                                                                    ------------
                                                                    1,916,999.50
                                                                    ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
   Original Face $4,910,955   Original Face $4,910,955          Balance Factor
             $ 2.488329                    $ 13.707267               39.035167%
   -----------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class E Notes
                       Pool A                       1,686,359.06
                       Pool B                         297,956.21
                                                    ------------
                                                                   1,984,315.27

  Class E Overdue Interest, if any                          0.00
  Class E Monthly Interest - Pool A                    13,237.92
  Class E Monthly Interest - Pool B                     2,338.96
  Class E Overdue Principal, if any                         0.00
  Class E Monthly Principal - Pool A                   50,452.12
  Class E Monthly Principal - Pool B                   16,863.65
                                                    ------------
                                                                      67,315.77
  Ending Principal Balance of the Class E Notes
                       Pool A                       1,635,906.94
                       Pool B                         281,092.56
                                                    ------------
                                                                  --------------
                                                                   1,916,999.50
                                                                  ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
   Original Face $4,910,955   Original Face $4,910,955          Balance Factor
             $ 3.171864                    $ 13.707267               39.035167%
   -----------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

  Beginning Residual Principal Balance
                       Pool A                                                               2,810,105.60
                       Pool B                                                                 496,420.10
                                                                                         ----------------
                                                                                                                 3,306,525.70

  Residual Interest - Pool A                                                                   17,139.37
  Residual Interest - Pool B                                                                    3,053.99
  Residual Principal - Pool A                                                                  84,086.86
  Residual Principal - Pool B                                                                  28,106.08
                                                                                         ----------------
                                                                                                                   112,192.94
  Ending Residual Principal Balance
                       Pool A                                                               2,726,018.74
                       Pool B                                                                 468,314.02
                                                                                         ----------------
                                                                                                               ---------------
                                                                                                                 3,194,332.76
                                                                                                               ===============


X. PAYMENT TO SERVICER

   - Collection period Servicer Fee                                                                                 33,067.97
   - Servicer Advances reimbursement                                                                               271,310.09
   - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               234,258.85
                                                                                                               ---------------
  Total amounts due to Servicer                                                                                    538,636.91
                                                                                                               ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                      74,941,495.62

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                        0.00

  Decline in Aggregate Discounted Contract Balance                                                                    2,242,316.29

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                     ------------------
                                                                                                                     72,699,179.33
                                                                                                                 ==================

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                           2,226,010.12

      - Principal portion of Prepayment Amounts                                                    16,306.17

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00

                                                                                               --------------
                           Total Decline in Aggregate Discounted Contract Balance               2,242,316.29
                                                                                               ==============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                      13,239,751.44

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                        0.00

  Decline in Aggregate Discounted Contract Balance                                                                      749,495.59

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                    ------------------
                                                                                                                      12,490,255.85
                                                                                                                 ==================

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                             737,470.46

      - Principal portion of Prepayment Amounts                                                    12,025.13

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00

                                                                                               --------------
                           Total Decline in Aggregate Discounted Contract Balance                 749,495.59
                                                                                               ==============

                                                                                                                 ------------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                    85,189,435.18
                                                                                                                 ==================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A                                                                         Predecessor
                                         Discounted               Predecessor    Discounted
  Lease #        Lessee Name             Present Value            Lease #        Present Value
  --------------------------             -------------            -----------    ---------------
                 NONE




                                         -------------                           ---------------
                                 Totals:        $0.00                            $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                       $          0.00
  b) ADCB OF POOL A AT CLOSING DATE                                              $161,410,790.25
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables   $0.00
b)  Total discounted Contract Balance of Substitute Receivables    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES [ ]       NO [X]

  POOL B                                                                          Predecessor
                                            Discounted             Predecessor    Discounted
  Lease #        Lessee Name                Present Value          Lease #        Present Value
  -----------------------------             -------------          -----------    --------------
                 NONE


                                            -------------                         --------------
                                    Totals:        $0.00                          $         0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $         0.00
  b) ADCB OF POOL B AT CLOSING DATE                                               $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
       UNLESS RATING AGENCY APPROVES)                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
  (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE,
  OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES [ ]       NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING
     (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING                                                                      Predecessor
                                                        Discounted          Predecessor        Discounted
  Lease #    Lessee Name                                Present Value       Lease #           Present Value
  ------------------------------------------            -------------       -----------      ---------------
  1097-507   ADVANCED HEALTHCARE RESOURCES               $159,644.40         1778-001        $     48,984.23
  1238-501   WILLIAM F SKINNER, M.D.                     $174,282.67         1777-001        $    325,671.26
  1505-005   NYDIC MEDICAL VENTURES VII, LLC             $171,682.66         1855-001        $    153,223.12
  2488-001   HYDRO-TOUCH INC.                            $110,973.88         1949-001        $     94,307.11
             CASH                                          $5,602.11






                                                        -------------                        ---------------
                                                Totals:  $622,185.72                         $    622,185.72

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                 622,185.72
  b) ADCB OF POOL A AT CLOSING DATE                                                          $161,410,790.25
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES [ ]     NO [X]

   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                      Predecessor
                                        Discounted                 Predecessor         Discounted
   Lease #    Lessee Name               Present Value              Lease #            Present Value
   ------------------------             -------------              -----------       ---------------
              None









                                        -------------                                ---------------
                                Totals:        $0.00                                 $         0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                      $         0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                 $56,843,333.29
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                            0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED
   (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
   OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES [ ]          NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001

XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
   This Month                            661,313.61          This Month                           85,189,435.18
   1 Month Prior                         701,782.82          1 Month Prior                        88,181,247.06
   2 Months Prior                         71,402.81          2 Months Prior                       91,252,047.47

   Total                               1,434,499.24          Total                               264,622,729.71

   a) 3 MONTH AVERAGE                    478,166.41          b) 3 MONTH AVERAGE                   88,207,576.57

   c) a/b                                     0.54%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                              Yes [ ]     No [X]

3. Restricting Event Check

   A. A Delinquency Condition exists for
      current period?                                         Yes [ ]     No [X]

   B. An Indenture Event of Default has occurred
      and is then continuing?                                 Yes [ ]     No [X]


4. Has a Servicer Event of Default occurred?                  Yes [ ]     No [X]


5. Amortization Event Check

   A. Is 1c  > 8% ?                                           Yes [ ]     No [X]

   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or
      obligation not remedied within 90 days?                 Yes [ ]     No [X]

   C. As of any Determination date, the sum of
      all defaulted contracts since the Closing
      date exceeds 6% of the ADCB on the Closing Date?        Yes [ ]     No [X]


6. Aggregate Discounted Contract Balance at Closing
   Date                                                  Balance $218,254,123.54
                                                         -----------------------


DELINQUENT LEASE SUMMARY

Days Past Due                  Current Pool Balance                    # Leases
      31 - 60                          3,931,762.32                          39
      61 - 90                            210,359.65                          15
     91 - 180                            661,313.61                          16

Approved By:
Mathew E. Goldenberg
Assistant Treasurer